QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2004

AMERISERV FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-11204	25-1424278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

Main and Franklin Streets, Johnstown, Pennsylvania		15901
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code
 (814) 533-5300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

        Pursuant to the terms and conditions of the Purchase Agreement dated October 8, 2004, and filed as Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed on October 8, 2004, on December 13, 2004, the Registrant completed the private placement of 2,936,533 shares of its common stock at a per share price of $4.50 for an aggregate price of $13,214,398. Lehman Brothers, Inc., the placement agent received a commission of $980,221.00. The transaction was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, as a transaction not involved in a public offering. The purchasers represented their intention to acquire the securities for investment only and not with a view to the distribution thereof other than in accordance with applicable law. Appropriate legends are affixed to the stock certificates issued in the transaction. All purchasers either received or had access to adequate information concerning the investment.

        The Registrant issued a press release on December 13, 2004, announcing the transaction. A copy of this press release is incorporated herein by reference and filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01    Regulation FD Disclosure

        At a Special Meeting of Shareholders held on December 10, 2004, the Registrant's shareholders approved the transaction described in Item 3.02 of this Current Report on Form 8-K (the "private placement"). The press release filed as Exhibit 99.1 to this Current Report on Form 8-K contains additional information regarding the Special Meeting of Shareholders.

        Furnished as Exhibit 99.2 hereto is information that the Registrant furnished to the purchasers in the private placement. This information consists of excerpts from the letter the Registrant expects to send to the staff of the Securities and Exchange Commission regarding potential amendments to the Registrant's Form 10-K for the year ended December 31, 2003 and its Form 10-Q for the quarter ended September 30, 2004.

Item 9.01    Financial Statements and Exhibits

(c)    Exhibits

99.1	Press Release issued by the Company on December 13, 2004
99.2	Information Provided to Purchasers in Private Placement

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2004

AMERISERV FINANCIAL, INC. (Registrant)
By:	/s/ ALLAN R. DENNISON Name: Allan R. Dennison Title: President

3

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release issued by the Company on December 13, 2004.
99.2	Information Provided to Purchasers in Private Placement

4

QuickLinks

SIGNATURES
EXHIBIT INDEX